UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

Item 1 – Reports to Stockholders

Aberdeen Asia-Pacific Income Fund, Inc.

Semi-Annual Report

April 30, 2014

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for 12 months beginning with the June 30, 2014 distribution payment. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2013, through the distributions declared on May 9, 2014 and June 10, 2014, consisted of 61% net investment income and 39% return of capital.

In January 2015, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2014 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2014. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”), net of fees, was 1.3% for the six months ended April 30, 2014 and 8.9% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the six months ended April 30, 2014 and per annum since inception is based on the reported NAV on each period end.

Share Price and NAV

For the six months ended April 30, 2014, based on market price, the Fund’s total return was 0.3%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 3.1% over the six month period, from $6.44 on October 31, 2013 to $6.24 on April 30, 2014. The Fund’s share price on April 30, 2014 represented a discount of 7.4% to the NAV per share of $6.74 on that date, compared with a discount of 6.5% to the NAV per share of $6.89 on October 31, 2013.

Portfolio Allocation

As of April 30, 2014, the Fund held 39.8% of its total investments in Australian debt securities, 56.1% in Asian debt securities, 3.3% in European debt securities, 0.4% in U.S. debt securities and 0.4% in Canadian debt securities.

Of the Fund’s total investments, 37.3% were held in U.S. Dollar-denominated bonds issued by foreign issuers, bringing the Fund’s U.S. Dollar exposure to 49.5%. The rest of the Fund’s currency exposure was 42.0% in the Australian Dollar and 8.5% in various Asian currencies.

Credit Quality

As of April 30, 2014, 68.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s(1) or Moody’s Investors Services, Inc.(2), or, if unrated, judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Portfolio Management

The Fund is managed by Aberdeen’s Asia Pacific fixed income team. The Asia Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is jointly and primarily responsible for the day-to-day management of the Fund. Effective January 21, 2014, Victor Rodriguez replaced Anthony Michael as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio and joined Nick Bishop, Adam McCabe, Kenneth Akintewe, and Thu Ha Chow.

Victor Rodriguez is a Senior Portfolio Manager on the Asia Pacific fixed income team and has been a Vice President of the Fund since 2009. Mr. Rodriguez has been part of the Asia Pacific fixed income team since 2009 when he joined Aberdeen following the acquisition of Credit Suisse Asset Management (Australia) Limited. He joined Credit Suisse Asset Management in 1995 as a member of the fixed income team and became a senior member of the team, specializing in credit strategies. Prior to this, Mr. Rodriguez spent two years working with Westpac Financial Services as an investment analyst. Mr. Rodriguez graduated from the University of Sydney, with a Bachelor of Economics degree. He is also a Certified Practicing Accountant and holds a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia.

Managed Distribution Policy

Distributions to common shareholders for the twelve-months ended April 30, 2014 totaled $0.42 per share. Based on the share price of $6.24 on April 30, 2014, the distribution rate over the twelve-month period ended April 30, 2014 was 6.7%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2014 and June 10, 2014, the Fund announced that it will pay on May 30, 2014 and June 30, 2014, a distribution of US $0.035 per share to all shareholders of record as of May 21, 2014 and June 23, 2014, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for twelve months, beginning with the June 30, 2014 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2015.

Fund’s Leverage

The table below summarizes certain key terms of the Fund’s current leverage:

	Amount ($ in millions)	Maturity
Revolving Credit Facility	$150	April 9, 2017
7-year Series A Senior Secured Notes	$100	June 12, 2020
10-year Series B Senior Secured Notes	$100	June 12, 2023
5-year Term Loan A	$100	June 12, 2018
3-year Term Loan B	$100	June 12, 2016
10-year Series A Mandatory Redeemable Preferred Shares	$50	June 27, 2023

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

The Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated “AA” by Fitch Ratings(3) and the $200 million 7 and 10 year Series A and B Senior Secured Notes are both rated “AAA” by Fitch Ratings.

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund’s leverage can be found in the Notes to Financial Statements.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2014 and fiscal year ended October 31, 2013, the Fund repurchased 3,292,483 and 0 shares, respectively.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenfax.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-800-522-5465 in the United States, or
•	emailing InvestorRelations@aberdeen-asset.com
•	Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home;
•	visiting www.aberdeenfax.com

Yours sincerely,

Christian Pittard

President

(1)

Standard & Poor’s credit ratings are expressed as letter grades that range from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

(2)

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

(3)	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Asian fixed income markets closed mixed over the six month period ended April 30, 2014 (the “reporting period”). Initial volatility was driven by uncertainty over the direction of the U.S. Federal Reserve’s (the “Fed”) monetary policy. When the Fed finally announced a tapering of its asset purchase program in December 2013, 10-year U.S. Treasury yields rose above 3% for the first time since July 2011. At the start of 2014, the broader emerging markets came under heavy pressure, which triggered a sharp devaluation of the Argentine Peso, as well as marked weakness in the Turkish Lira and South African Rand. In Asia, the Indian Rupee and the Indonesian Rupiah bore the brunt of the sell-off. Investor risk sentiment stabilized thereafter. Asian markets rebounded despite concerns over China’s slowing economy. Towards the end of the period, expectations of a normalization of Fed monetary policy were diminished by deteriorating U.S. economic data and softening inflation. As U.S. Treasury yields fell from their recent highs, carry trades resumed with a pick-up in flows back into emerging markets.

The Indian Rupee and Korean Won, as well as their respective overall markets, outperformed their regional peers by a large margin over the reporting period. Indian bond yields remained elevated but stable at close to 9%, while the Rupee was buoyed by positive market sentiment in the run-up to the Indian elections. Korea’s bond market was weak initially, but strong flows in the final months allowed bonds to deliver positive returns at the end of the period and drive a robust rally in the Won.

In Thailand, yields fell across the curve, most pronounced in the short end, on the back of deteriorating economic growth and central bank easing. The central bank cut interest rates to a three-year low in a bid to support the economy, underscoring the impact of the deepening political quagmire on domestic demand. The Baht, however, depreciated sharply against the U.S. Dollar because of political uncertainty and portfolio outflows.

The overall worst regional performer was the Philippines because of weak bond and currency performance, amid rising inflation and a more hawkish monetary policy tone. Other market laggards included Indonesia and China, attributable mainly to currency weakness. The Rupiah was significantly affected by the emerging market sell-off, although initial losses were mitigated by a recovery in the latter months of the reporting period. The Chinese Yuan suffered its heaviest depreciation since the currency was depegged from the U.S. Dollar. This was engineered by policymakers to reduce speculative positioning ahead of the widening of the Yuan’s trading band.

Australian government bond markets rose over the six-month period. The yield curve flattened slightly, as 10-year yields fell by 4 basis points (bps) to 3.95%, while the three-year equivalent closed 5 bps lower at 2.9%. Credit markets outperformed government bonds, as global spread volatility (the volatility of the difference in yield between types of bonds) was relatively low. Domestic economic data improved. Retail sales gathered pace, as employment rebounded. Gross domestic product grew by a solid 0.8% in the fourth quarter of 2013, boosted by consumption and exports. Against this backdrop, the central bank kept the cash rate unchanged at 2.5%, with its neutral stance indicating stable monetary policy over the short term.

Fund performance review

The Fund’s allocations to Asian local currency bonds, as well as Australian and New Zealand bonds, contributed positively to performance for the reporting period. However, this was overshadowed by negative security selection in U.S. Dollar denominated Asian credit.

In Asian local currency bonds, our interest rate strategies contributed positively, offsetting the drag from currency allocations. Specifically, both an overweight to the Fund’s benchmark and security selection in Sri Lanka added the most to Fund performance, along with the overweight to the higher-yielding Indian market. Regarding currencies, the main detractor was the exposure to the Chinese Yuan.

In the Australian segment of the Fund, both duration and currency strategies bolstered performance, particularly an underweight duration position in Australian bonds. Credit strategies also had a positive impact, with our preference for state government bonds over Commonwealth bonds contributing to performance.

Within the Fund’s U.S. Dollar-denominated Asian credit segment, negative security selection in high-yield financials outweighed the positive contribution from the overweight to the sector. The lack of exposure to the oil and gas sector also detracted significantly from performance.

The Fund’s use of currency forwards had a negative impact on performance, primarily because of the negative carry associated with hedging the Indian Rupee, while the hedging of the Korean Won exposure also was a detractor. The Fund’s use of currency forwards to gain exposure to the Chinese Yuan also hindered performance. Finally, the Fund’s employment of U.S. Treasury futures to hedge the U.S. interest rate risk and the use of swaps to hedge the Revolving Credit Facility enhanced performance.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Outlook

In our opinion, investor focus remains on the U.S. recovery and how this will influence Fed policy decisions and capital flows in Asia. While monetary policymakers are providing some support for growth, we believe that they are more intent on addressing domestic imbalances and driving reform, which may be at the expense of growth. Consumer prices remain inflated in India and Indonesia. We think that the inflation cycle in India will take some time to roll over and there is the ever-present risk of a food-price shock if agricultural production is affected by adverse weather. In Indonesia, we feel that a domestic fuel price hike after the elections could add 2% to inflation, which at the very least would deter the central bank from easing monetary policy. Inflation is also accelerating in the Philippines, Malaysia, Korea and Thailand. For the first three countries cited, where growth conditions are fairly well-supported, we believe that the probability of policy rate hikes is fairly high over the next six to nine months. Another key area of interest would be politics, with India, Indonesia and Thailand drawing the most attention, in our view. We continue to be cautious over the short term.

Regarding Australia, we are upbeat about the economic outlook in the year ahead. We expect growth to reach historical average levels due to a faster recovery in consumption and positive contributions from net exports and residential investment. Evidence that interest-rate-sensitive sectors are responding to easier financial conditions has become clearer since the latter part of 2013, in our view. Although our outlook for non-mining investment remains cautious, business conditions have followed business confidence upwards. We think that this, in turn, may help to stabilize the labor market. Retail spending accelerated strongly into the end of 2013 as well, better reflecting the improving consumer confidence. We continue to anticipate underlying inflation to remain in the upper half of the central bank’s target band, with headline inflation rising more quickly.

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility, the Notes and the Series A MRPS (each as defined below) may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the reporting period. On April 9, 2014, the Fund renewed its $150 million revolving credit facility for a 3-year period with a syndicate led by Bank of America Merrill Lynch (the “Revolving Credit Facility”). On June 12, 2013, the Fund entered into a note purchase agreement (the “Note Purchase Agreement”) with institutional investors relating to the private placement of $200 million of senior secured notes rated `AAA’ by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the “Notes”). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 and $100 million due June 12, 2018 (the “Term Loan Facility”). On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the “Series A MRPS”). The Series A MRPS have a liquidation value of $50 million and are rated “AA” by Fitch Ratings. The Fund’s outstanding balance as of April 30, 2014 was $150 million on the Revolving Credit Facility.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit

Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the Noteholders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement, or the securities purchase agreement relating to the Series A MRPS, includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment manager, investment adviser, or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

cancellation of any and/or all of the forms of leverage. As of April 30, 2014, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. As of April 30, 2014, the Fund held interest rate swap agreements with an aggregate notional amount of $150 million, which represented 100% of the Fund’s Revolving Credit Facility. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2014	Amount (in millions)	Fixed Rate Payable (%)
42 months	$66.0	0.84
30 months	84.0	1.42

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited)

April 30, 2014

The following table summarizes Fund performance compared to the Fund’s blended benchmark consisting of 45% of the UBS Composite Index, 35.75% of the JP Morgan Asian Credit Index, and 19.25% of the IBOXX Asia ex Japan Government Bond Index for the 1-year, 3-year, 5-year and 10-year periods annualized as of April 30, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-6.9%	1.3%	11.0%	8.0%
Market Value	-12.4%	0.6%	11.4%	8.6%
Blended Benchmark	-4.5%	3.1%	9.7%	8.0%

Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each annual period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The net operating expense ratio is 1.88%. The net operating expense ratio, excluding interest expense, is 1.12%.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2014, 68.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2014, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	NR** %
April 30, 2014	35.0	14.0	19.1	16.2	10.4	3.1	2.2
October 31, 2013	34.4	13.9	21.6	16.2	9.7	2.2	2.0
April 30, 2013	35.4	11.2	23.5	11.7	15.0	1.6	1.6

*	Below investment grade
**	Not Rated

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2014, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %	Canada %
April 30, 2014	39.8	56.1	3.3	0.4	0.4
October 31, 2013	37.6	55.5	4.4	1.7	0.8
April 30, 2013	39.7	53.4	4.4	2.4	0.1

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2014, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	U.S. Dollar* %
April 30, 2014	42.0	8.5	49.5
October 31, 2013	41.4	19.8	38.8
April 30, 2013	43.7	19.4	36.9

*	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 37.3% of the Fund's total investments on April 30, 2014, 37.1% of the Fund's total investments on October 31, 2013, 36.9% of the Fund's total investments on April 30, 2013.

Maturity Composition

As of April 30, 2014, the average maturity of the Fund’s total investments was 6.3 years, compared with 6.9 years at October 31, 2013, and 7.2 years at April 30, 2013. The following table shows the maturity composition of the Fund’s investments as of April 30, 2014, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2014	30.9	17.8	42.0	9.3
October 31, 2013	18.9	25.0	46.8	9.3
April 30, 2013	18.8	26.9	43.1	11.2

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2014 and the previous six and twelve month periods.

	April 30, 2014	October 31, 2013	April 30, 2013
Australia
90 day Bank Bills	2.68%	2.60%	2.91%
10 yr bond	3.85%	3.94%	3.09%
Australian Dollar	$0.93	$0.95	$1.04
New Zealand
90 day Bank Bills	3.35%	2.70%	2.67%
10 yr bond	4.41%	4.51%	3.17%
New Zealand Dollar	$0.86	$0.83	$0.86
South Korea
90 day commercial paper	2.65%	2.65%	2.81%
10 yr bond	3.53%	3.40%	2.77%
South Korean Won*	~~W~~1033.30	~~W~~1060.75	~~W~~1101.30
Thailand
3 months deposit rate	1.13%	1.63%	1.63%
10 yr bond	3.55%	3.90%	3.39%
Thai Baht*	~~B~~32.36	~~B~~31.13	~~B~~29.35
Philippines
90 day T-Bills	1.46%	0.25%	0.37%
10 yr bond	4.41%	3.63%	3.48%
Philippine Peso*	~~P~~44.58	~~P~~43.21	~~P~~41.16
Malaysia
3-month T-Bills	2.99%	2.95%	3.00%
10 yr bond	4.07%	3.59%	3.36%
Malaysian Ringgit*	~~R~~3.27	~~R~~3.16	~~R~~3.04
Singapore
3-month T-Bills	0.32%	0.29%	0.24%
10 yr bond	2.42%	2.15%	1.37%
Singapore Dollar*	~~S~~1.26	~~S~~1.24	~~S~~1.23
US$ Bonds**
South Korea	1.04%	1.53%	1.21%
Malaysia	3.47%	3.60%	2.80%
Philippines	2.44%	2.66%	2.10%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian and New Zealand Dollars are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)
COMMERCIAL MORTGAGE BACKED SECURITY—0.3%
AUSTRALIA—0.3%
AUD	6,600	ALE Finance Co. Pty Ltd., 4.83%, 05/20/2020 (a)	$6,161,200
		Total Commercial Mortgage Backed Securities—0.3% (cost $7,090,713)	6,161,200
CORPORATE BONDS—60.2%
AUSTRALIA—9.8%
AUD	5,000	AAI Ltd., 6.75%, 09/23/2014 (a)(b)	4,677,470
AUD	1,800	AMP Group Finance Services Ltd., 7.00%, 03/02/2015	1,718,602
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020	2,579,067
AUD	5,300	Australia & New Zealand Banking Group Ltd., 6.75%, 11/10/2014	5,023,111
AUD	10,900	BHP Billiton Finance Ltd., 3.75%, 10/18/2017	10,135,327
AUD	9,000	BP Capital Markets PLC, 4.50%, 09/05/2017	8,507,320
AUD	4,000	CFS Retail Property Trust, 6.25%, 12/22/2014	3,783,335
AUD	4,300	CFS Retail Property Trust, 7.25%, 05/02/2016	4,264,863
AUD	8,200	Coca-Cola Amatil Ltd., 4.25%, 11/13/2019	7,566,382
AUD	5,300	DnB NOR Boligkreditt, 6.25%, 06/08/2016	5,186,873
AUD	10,600	KfW, 6.25%, 02/23/2018 (c)	10,807,721
AUD	10,500	KfW, 6.25%, 12/04/2019 (c)	10,880,270
AUD	15,000	KfW, 6.25%, 05/19/2021 (c)	15,649,148
AUD	3,300	Kommunalbanken AS, 6.00%, 10/21/2014	3,112,545
AUD	9,788	Kommunalbanken AS, 6.50%, 04/12/2021	10,244,780
AUD	17,600	National Australia Bank Ltd., 6.75%, 09/16/2014	16,585,686
AUD	2,900	National Capital Trust III, 3.65%, 09/30/2016 (a)(b)(d)	2,590,620
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 06/16/2016 (a)(b)	2,398,493
AUD	4,800	New Zealand Milk Australia Pty Ltd., 6.25%, 07/11/2016	4,711,146
AUD	10,100	QIC Finance Shopping Center Fund Pty Ltd., 6.75%, 07/07/2014	9,442,296
AUD	4,000	Rabobank Capital Funding Trust V, 3.37%, 12/31/2014 (a)(b)(d)(e)	3,659,258
AUD	4,800	Royal Womens Hospital Finance Pty Ltd., 6.20%, 03/26/2017 (a)(b)(f)	4,316,150
AUD	6,000	SPI Australia Assets Pty Ltd., 7.00%, 08/12/2015	5,799,525
AUD	2,000	Telstra Corp. Ltd., 8.75%, 01/20/2015	1,930,401
AUD	3,000	Vero Insurance Ltd., 6.75%, 10/06/2016 (a)(b)	2,872,896
AUD	8,900	Wesfarmers Ltd., 8.25%, 09/11/2014	8,417,837
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/2016	4,054,194
AUD	3,600	Woolworths Ltd., 6.75%, 03/22/2016	3,549,078
			174,464,394
CHINA—13.1%
USD	10,000	Central China Real Estate Ltd., 6.50%, 06/04/2016 (b)(e)	9,277,190
USD	8,450	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/2020 (e)	8,810,739
USD	4,250	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (e)	4,284,310
USD	8,150	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (e)	8,215,795
USD	9,550	CIFI Holdings Group Co. Ltd., 12.25%, 04/15/2016 (b)(e)	10,087,188
USD	22,100	CNOOC Finance 2012 Ltd., 3.88%, 05/02/2022 (e)	21,841,518
USD	6,000	CNOOC Finance 2013 Ltd., 3.00%, 05/09/2023	5,503,614
USD	4,282	CNPC General Capital Ltd., 3.40%, 04/16/2023 (e)	4,044,636
USD	18,900	COSL Finance BVI Ltd., 3.25%, 09/06/2022 (e)	17,461,446
USD	23,200	Country Garden Holdings Co. Ltd., 7.25%, 10/04/2017 (b)(e)	21,460,000
USD	7,750	ENN Energy Holdings Ltd., 6.00%, 05/13/2021 (e)	8,444,322
USD	4,400	Franshion Development Ltd., 6.75%, 04/15/2021 (e)	4,482,500
USD	13,200	Franshion Investment Ltd., 4.70%, 10/26/2017 (e)	13,266,000
USD	11,200	KWG Property Holding Ltd., 13.25%, 03/22/2017 (e)	12,432,000
USD	6,077	Longfor Properties Co. Ltd., 6.75%, 01/29/2018 (b)(e)	5,644,877
USD	4,044	MIE Holdings Corp., 7.50%, 04/25/2017 (b)(e)	4,069,275

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
CHINA (continued)
USD	10,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023 (e)	$9,446,914
USD	1,600	Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/2022 (e)	1,587,157
USD	1,300	Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/2042 (e)	1,285,148
USD	4,400	Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/2023 (e)	4,477,440
USD	3,460	Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/2024 (e)	3,492,489
USD	6,750	Talent Yield Investments Ltd., 4.50%, 04/25/2022 (e)	6,759,902
USD	17,800	Trillion Chance Ltd., 8.50%, 01/10/2017 (b)(e)	17,355,000
USD	19,000	Wanda Properties Overseas Ltd., 4.88%, 11/21/2018 (e)	18,654,162
USD	10,165	Yingde Gases Investment Ltd., 8.13%, 04/22/2016 (b)(e)	10,330,181
			232,713,803
HONG KONG—6.6%
USD	2,200	AIA Group Ltd., 2.25%, 03/11/2019 (e)	2,176,915
USD	13,513	AIA Group Ltd., 3.13%, 03/13/2023 (e)	12,686,950
USD	10,103	Champion MTN Ltd., 3.75%, 01/17/2023 (e)	8,958,684
USD	12,400	HLP Finance Ltd., 4.75%, 06/25/2022 (e)	12,368,082
USD	1,600	Hutchison Whampoa International Ltd., 4.63%, 09/11/2015 (e)	1,679,595
USD	4,100	Hutchison Whampoa International Ltd., 4.63%, 01/13/2022 (e)	4,352,224
USD	1,900	Hutchison Whampoa International Ltd., 7.45%, 11/24/2033 (e)	2,590,099
USD	16,014	Hutchison Whampoa International Ltd., 7.63%, 04/09/2019 (e)	19,521,771
USD	13,200	Metropolitan Light International Ltd., 5.25%, 01/17/2015 (b)(e)	13,386,120
USD	3,800	Pacnet Ltd., 9.00%, 12/12/2016 (b)(e)	4,066,000
USD	14,745	Standard Chartered PLC, 3.95%, 01/11/2023 (e)	14,299,804
USD	1,800	Swire Pacific MTN Financing Ltd., 6.25%, 04/18/2018	2,050,823
USD	2,440	Swire Properties MTN Financing Ltd., 2.75%, 03/07/2020 (e)	2,347,722
USD	17,300	Swire Properties MTN Financing Ltd., 4.38%, 06/18/2022 (e)	17,784,348
			118,269,137
INDIA—2.5%
USD	3,050	Bank of Baroda, 5.00%, 08/24/2016 (e)	3,203,805
USD	3,800	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (e)	3,716,400
USD	7,000	HDFC Bank Ltd., 3.00%, 03/06/2018 (e)	6,867,980
USD	3,515	ICICI Bank Ltd., 4.80%, 05/22/2019 (e)	3,645,452
USD	4,400	NTPC Ltd., 4.75%, 10/03/2022 (e)	4,298,193
USD	12,500	NTPC Ltd., 5.63%, 07/14/2021 (e)	12,963,163
INR	270,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	4,385,621
USD	4,800	State Bank of India, 3.62%, 04/17/2019 (e)	4,748,760
			43,829,374
INDONESIA—3.7%
IDR	24,000,000	Bank OCBC Nisp Tbk PT, 6.90%, 02/19/2015	2,022,348
USD	7,600	Indo Energy Finance BV, 7.00%, 05/05/2015 (b)(e)	7,334,000
USD	12,400	Indo Energy Finance II BV, 6.38%, 01/24/2018 (b)(e)	9,625,500
USD	3,150	Majapahit Holding BV, 7.88%, 06/29/2037 (e)	3,492,563
USD	8,900	Majapahit Holding BV, 8.00%, 08/07/2019 (e)	10,324,000
USD	10,100	Pertamina Persero PT, 4.30%, 05/20/2023 (e)	9,178,375
USD	10,100	Pertamina Persero PT, 6.00%, 05/03/2042 (e)	9,014,250
USD	10,609	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (e)	8,659,596
USD	4,600	TBG Global Pte Ltd., 4.63%, 04/03/2016 (b)(e)	4,525,250
			64,175,882

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
MALAYSIA—2.8%
MYR	5,000	AmBank M Bhd, 4.95%, 03/25/2015	$1,546,368
USD	11,700	AMBB Capital (L) Ltd., 6.77%, 01/27/2016 (a)(b)(d)	11,744,002
MYR	15,000	Bank Pembangunan Malaysia Bhd, 4.15%, 04/10/2015 (c)	4,623,142
CNH	10,000	Danga Capital Bhd, 2.90%, 10/20/2014 (e)	1,597,292
USD	900	Petroliam Nasional Bhd, 7.63%, 10/15/2026 (e)	1,204,937
USD	6,050	PETRONAS Global Sukuk Ltd., 4.25%, 08/12/2014 (e)	6,105,853
USD	50	PETRONAS Capital Ltd., 5.25%, 08/12/2019 (e)	56,011
USD	6,791	Petronas Capital Ltd., 7.88%, 05/22/2022 (e)	8,837,930
USD	2,650	Public Bank Bhd, 6.84%, 08/22/2016 (a)(b)	2,753,652
USD	11,550	SBB Capital Corp., 6.62%, 11/02/2015 (a)(b)(d)(e)	11,838,750
			50,307,937
PHILIPPINES—2.9%
USD	3,700	Energy Development Corp., 6.50%, 01/20/2021 (e)	3,871,125
USD	6,100	Philippine Long Distance Telephone Co., 8.35%, 03/06/2017	7,068,375
USD	7,400	Power Sector Assets & Liabilities Management Corp., 6.88%, 11/02/2016 (c)(e)	8,315,750
USD	19,200	Power Sector Assets & Liabilities Management Corp., 7.25%, 05/27/2019 (c)(e)	23,088,000
USD	8,000	Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/2024 (c)(e)	10,130,000
			52,473,250
REPUBLIC OF SOUTH KOREA—8.2%
USD	3,000	Export-Import Bank of Korea, 5.13%, 03/16/2015	3,112,296
USD	4,300	Export-Import Bank of Korea, 5.88%, 01/14/2015	4,452,663
USD	10,000	Korea Development Bank (The), 3.00%, 03/17/2019	10,245,780
USD	2,050	Korea Expressway Corp., 1.88%, 10/22/2017 (e)	2,048,403
USD	12,750	Korea Expressway Corp., 4.50%, 03/23/2015 (e)	13,139,258
USD	17,500	Korea Finance Corp., 3.25%, 09/20/2016	18,308,692
USD	10,350	Korea Finance Corp., 4.63%, 11/16/2021	11,280,972
USD	2,300	Korea Gas Corp., 2.25%, 07/25/2017 (e)	2,330,190
USD	1,400	Korea Gas Corp., 2.88%, 07/29/2018 (e)	1,422,026
USD	4,000	Korea Hydro & Nuclear Power Co. Ltd., 2.88%, 10/02/2018 (e)	4,057,064
USD	17,600	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/2022 (e)	16,993,381
USD	3,000	Korea South-East Power Co. Ltd., 3.63%, 01/29/2017 (e)	3,143,835
USD	12,470	Korea South-East Power Co. Ltd., 6.00%, 05/25/2016 (e)	13,639,312
USD	11,000	Korea Western Power Co. Ltd., 2.88%, 10/10/2018 (e)	11,130,009
USD	12,780	Minera y Metalergica del Boleo SA de CV (Korea Resources Corp.), 2.88%, 05/07/2019 (e)	12,719,678
USD	4,200	Shinhan Bank, 1.88%, 07/30/2018 (e)	4,088,330
USD	5,880	Shinhan Bank, 5.66%, 03/02/2015 (a)(b)(e)	6,041,700
USD	7,896	Woori Bank Co. Ltd., 4.75%, 04/30/2024 (e)	7,866,319
			146,019,908
SINGAPORE—1.9%
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 08/24/2017	2,311,987
SGD	3,000	CMT MTN Pte. Ltd., 2.85%, 09/01/2014	2,407,523
USD	8,600	CMT MTN Pte. Ltd., 4.32%, 04/08/2015 (e)	8,809,376
USD	8,900	Oversea-Chinese Banking Corp. Ltd., 3.15%, 03/11/2018 (a)(b)(e)	8,848,478
USD	7,450	Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/2017 (a)(b)(e)	7,613,155
USD	4,000	United Overseas Bank Ltd., 2.88%, 10/17/2017 (a)(b)(e)	3,995,200
			33,985,719

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
SRI LANKA—0.2%
USD	3,300	Bank of Ceylon, 5.33%, 04/16/2018 (e)	$3,279,375
SUPRANATIONAL—4.9%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	13,640,956
AUD	13,800	Asian Development Bank, 5.50%, 02/15/2016	13,393,561
AUD	16,800	Asian Development Bank, 6.25%, 03/05/2020	17,470,860
AUD	10,000	Inter-American Development Bank, 6.00%, 05/25/2016	9,849,446
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	11,707,151
AUD	8,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	9,034,390
AUD	10,300	International Bank for Reconstruction & Development, 6.00%, 11/09/2016	10,246,071
AUD	2,600	International Finance Corp., 5.75%, 07/28/2020	2,639,985
			87,982,420
THAILAND—3.6%
USD	5,000	Bangkok Bank PCL, 3.88%, 09/27/2022 (e)	4,869,390
USD	2,400	Bangkok Bank PCL, 4.80%, 10/18/2020 (e)	2,524,841
USD	4,200	Bangkok Bank PCL, 5.00%, 10/03/2023 (e)	4,396,367
USD	4,800	Bangkok Bank PCL, 9.03%, 03/15/2029 (e)	6,298,685
USD	17,930	PTT Global Chemical PCL, 4.25%, 09/19/2022 (e)	17,646,723
USD	7,400	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (e)	8,164,938
USD	4,500	Siam Commercial Bank Ltd., 3.38%, 09/19/2017 (e)	4,610,601
USD	12,002	Siam Commercial Bank PCL, 3.50%, 04/07/2019 (e)	12,066,235
USD	4,000	Thai Oil PCL, 3.63%, 01/23/2023 (e)	3,742,108
			64,319,888
		Total Corporate Bonds — 60.2% (cost $1,080,291,058)	1,071,821,087
GOVERNMENT BONDS—69.6%
AUSTRALIA—39.8%
AUD	158,200	Australia Government Bond, 4.50%, 10/21/2014	148,317,001
AUD	58,800	Australia Government Bond, 4.50%, 04/21/2033 (e)	54,710,975
AUD	38,950	Australia Government Bond, 5.50%, 04/21/2023	40,671,806
AUD	35,300	Australia Government Bond, 5.75%, 07/15/2022	37,308,746
AUD	68,500	Australia Government Bond, 6.25%, 04/15/2015	65,827,521
AUD	5,950	Queensland Treasury Corp., 6.00%, 10/14/2015 (c)	5,785,246
AUD	27,100	Queensland Treasury Corp., 6.00%, 04/21/2016	26,652,221
AUD	22,850	Queensland Treasury Corp., 6.00%, 02/21/2018	23,184,208
AUD	31,190	Queensland Treasury Corp., 6.00%, 06/14/2021 (c)	32,789,564
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019 (c)	49,271,343
AUD	24,330	Queensland Treasury Corp., 6.25%, 02/21/2020	25,452,082
AUD	131,500	Treasury Corp. of Victoria, 5.75%, 11/15/2016	130,284,962
AUD	14,250	Treasury Corp. of Victoria, 6.00%, 06/15/2020	14,835,184
AUD	35,350	Treasury Corp. of Victoria, 6.00%, 10/17/2022	37,214,139
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	16,489,290
			708,794,288
CHINA—3.4%
CNY	15,000	China Development Bank, 5.80%, 01/03/2016	2,436,311
CNH	17,500	China Government Bond, 1.40%, 08/18/2016 (e)	2,734,870
CNH	10,000	China Government Bond, 1.80%, 12/01/2015	1,588,662
CNH	18,000	China Government Bond, 2.48%, 12/01/2020	2,647,835

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
CHINA (continued)
CNY	50,000	China Government Bond, 3.28%, 08/05/2020 (g)	$7,578,603
CNY	10,000	China Government Bond, 3.36%, 05/24/2022 (g)	1,493,287
CNY	70,000	China Government Bond, 3.41%, 06/24/2020 (g)	10,699,086
CNY	20,000	China Government Bond, 3.46%, 07/11/2020 (g)	3,064,832
CNY	8,000	China Government Bond, 3.55%, 10/20/2016 (g)	1,267,798
CNY	2,000	China Government Bond, 3.57%, 11/17/2021 (g)	304,318
CNY	40,000	China Government Bond, 3.60%, 02/17/2016 (g)	6,370,559
CNY	4,000	China Government Bond, 3.77%, 08/15/2016	637,637
CNY	20,000	China Government Bond, 3.83%, 01/27/2018 (g)	3,173,789
CNY	60,000	China Government Bond, 4.08%, 08/22/2023 (g)	9,361,152
CNY	30,000	China Government Bond, 4.10%, 09/27/2032 (g)	4,415,022
CNY	18,000	China Government Bond, 4.13%, 11/07/2018 (g)	2,881,009
			60,654,770
INDIA—2.4%
INR	2,010,000	India Government Bond, 7.28%, 06/03/2019	31,363,531
INR	440,000	India Government Bond, 8.12%, 12/10/2020	7,013,636
INR	125,000	India Government Bond, 8.30%, 07/02/2040	1,893,598
INR	16,000	India Government Bond, 8.33%, 06/07/2036	244,009
INR	150,000	India Government Bond, 8.83%, 12/12/2041	2,382,430
			42,897,204
INDONESIA—3.9%
IDR	167,000,000	Indonesia Government Bond Barclays Credit Linked Note, 9.50%, 06/17/2015	14,820,050
USD	7,989	Indonesia Government International Bond, 3.38%, 04/15/2023 (e)	7,240,031
USD	14,700	Indonesia Government International Bond, 4.63%, 04/15/2043 (e)	12,329,625
USD	3,500	Indonesia Government International Bond, 5.25%, 01/17/2042 (e)	3,202,500
USD	7,400	Indonesia Government International Bond, 5.88%, 03/13/2020 (e)	8,103,000
USD	1,400	Indonesia Government International Bond, 5.88%, 01/15/2024 (e)	1,515,500
USD	6,900	Indonesia Government International Bond, 6.63%, 02/17/2037 (e)	7,443,375
IDR	47,000,000	Indonesia Treasury Bond, 8.25%, 06/15/2032	3,947,325
IDR	80,000,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	6,763,828
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,970,765
USD	2,050	Perusahaan Penerbit SBSN, 4.00%, 11/21/2018 (e)	2,101,250
			69,437,249
MALAYSIA—3.3%
MYR	1,450	Bank Negara Malaysia Monetary Notes, 0.00%, 06/19/2014 (h)	442,311
MYR	1,450	Bank Negara Malaysia Monetary Notes, 0.00%, 07/17/2014 (h)	441,339
MYR	37,800	Malaysia Government Bond, 3.31%, 10/31/2017	11,497,300
MYR	600	Malaysia Government Bond, 3.49%, 03/31/2020	180,281
MYR	98,400	Malaysia Government Bond, 3.58%, 09/28/2018	30,080,116
MYR	29,500	Malaysia Government Bond, 4.01%, 09/15/2017	9,170,512
MYR	20,400	Malaysia Government Bond, 4.16%, 07/15/2021	6,328,235
MYR	3,500	Malaysia Government Bond, Series 0113, 3.17%, 07/15/2016	1,068,248
			59,208,342
NEW ZEALAND—0.2%
NZD	2,150	New Zealand Government Bond, 6.00%, 04/15/2015	1,897,958
NZD	1,500	Province of Quebec, 6.75%, 11/09/2015	1,340,177
			3,238,135

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
PHILIPPINES—3.7%
PHP	260,000	Philippine Government Bond, 3.25%, 08/15/2023	$5,406,804
PHP	715,000	Philippine Government Bond, 5.75%, 11/24/2021	17,623,772
PHP	5,544	Philippine Government Bond, 6.38%, 01/19/2022	142,550
PHP	44,000	Philippine Government Bond, 8.00%, 07/19/2031	1,319,494
PHP	94,000	Philippine Government Bond, 8.75%, 05/27/2030	2,989,630
PHP	331,030	Philippine Government Bond, 9.13%, 09/04/2016	8,484,207
USD	8,300	Philippine Government International Bond, 6.50%, 01/20/2020	9,866,625
USD	7,050	Philippine Government International Bond, 7.75%, 01/14/2031	9,693,750
USD	7,970	Philippine Government International Bond, 9.88%, 01/15/2019	10,550,287
			66,077,119
REPUBLIC OF SOUTH KOREA—7.9%
USD	5,600	Korea Land & Housing Corp., 1.88%, 08/02/2017 (e)	5,599,485
KRW	7,000,000	Korea Monetary Stabilization Bond, 2.47%, 04/02/2015	6,761,751
KRW	30,000,000	Korea Monetary Stabilization Bond, 2.76%, 06/02/2015	29,052,676
KRW	17,380,935	Korea Treasury Bond, 1.50%, 06/10/2021 (i)	16,820,752
KRW	9,500,000	Korea Treasury Bond, 2.75%, 09/10/2017	9,127,631
KRW	22,000,000	Korea Treasury Bond, 2.75%, 03/10/2018	21,067,688
KRW	15,000,000	Korea Treasury Bond, 3.25%, 06/10/2015	14,602,463
KRW	15,500,000	Korea Treasury Bond, 3.25%, 09/10/2018	15,076,026
KRW	10,300,000	Korea Treasury Bond, 3.38%, 09/10/2023	9,860,329
KRW	4,780,000	Korea Treasury Bond, 3.50%, 03/10/2017	4,700,137
KRW	3,300,000	Korea Treasury Bond, 3.75%, 06/10/2022	3,262,788
KRW	5,000,000	Korea Treasury Bond, 4.25%, 06/10/2021	5,105,598
			141,037,324
SINGAPORE—1.2%
SGD	3,000	Housing & Development Board, 1.01%, 09/19/2016	2,374,786
SGD	3,000	Housing & Development Board, 1.83%, 11/21/2018 (e)	2,341,172
SGD	750	Housing & Development Board, 2.02%, 02/22/2016	608,119
SGD	2,000	Housing & Development Board, 3.14%, 03/18/2021	1,618,239
SGD	15,700	Singapore Government Bond, 2.25%, 06/01/2021	12,635,576
SGD	1,800	Singapore Government Bond, 3.50%, 03/01/2027	1,544,798
			21,122,690
SRI LANKA—1.1%
LKR	151,000	Sri Lanka Government Bonds, 8.00%, 11/15/2018	1,117,434
LKR	650,000	Sri Lanka Government Bonds, 8.50%, 11/01/2015	5,052,648
LKR	230,000	Sri Lanka Government Bonds, 8.50%, 04/01/2018	1,758,437
LKR	388,000	Sri Lanka Government Bonds, 8.50%, 07/15/2018	2,959,103
LKR	648,600	Sri Lanka Government Bonds, 10.60%, 07/01/2019	5,306,614
USD	2,850	Sri Lanka Government International Bond, 6.25%, 07/27/2021 (e)	2,935,500
			19,129,736
THAILAND—2.7%
THB	557,000	Thailand Government Bond, 1.20%, 07/14/2021 (e)(i)	17,671,690
THB	407,000	Thailand Government Bond, 2.80%, 10/10/2017	12,651,185
THB	257,200	Thailand Government Bond, 3.25%, 06/16/2017	8,133,362
THB	321,000	Thailand Government Bond, 3.45%, 03/08/2019	10,066,445
			48,522,682
		Total Government Bonds—69.6% (cost $1,239,034,694)	1,240,119,539

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)
RESIDENTIAL MORTGAGE BACKED SECURITY—0.1%
AUSTRALIA—0.1%
AUD	1,773	Westpac Securitisation Trust, 2.76%, 05/21/2038 (a)(b)(e)	$1,642,923
		Total Residential Mortgage Backed Securities—0.1% (cost $1,490,030)	1,642,923
SHORT-TERM INVESTMENT—0.6%
UNITED STATES—0.6%
USD	10,076	Repurchase Agreement, Fixed Income Clearing Corp, 0.00% dated 04/30/2014, due 05/01/2014 in the amount of $10,076,000 (collateralized by $10,700,000 U.S. Treasury Notes, maturing 08/31/2018- 04/30/2020; value of $10,287,637)	10,076,000
		Total Short-Term Investment—0.6% (cost $10,076,000)	10,076,000
		Total Investments—130.8% (cost $2,337,982,495)	2,329,820,749

		Liabilities in Excess of Other Assets—(30.8)%	(548,587,110)
		Net Assets—100.0%	$1,781,233,639

AUD—Australian Dollar	INR—Indian Rupee	PHP—Philippine Peso
CNH—Chinese Yuan Renminbi Offshore	KRW—South Korean Won	SGD—Singapore Dollar
CNY—Chinese Yuan Renminbi	LKR—Sri Lanka Rupee	THB—Thailand Baht
HKD—Hong Kong Dollar	MYR—Malaysian Ringgit	USD—U.S. Dollar
IDR—Indonesian Rupiah	NZD—New Zealand Dollar

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2014.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	This security is government guaranteed.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(e)	Denotes a restricted security, see Note 2(c).
(f)	Illiquid security.
(g)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(h)	Issued with a zero coupon.
(i)	Inflation linked security.

At April 30, 2014, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%—2 year	UBS	211	06/30/2014	$34,556
United States Treasury Note 6%—5 year	UBS	116	06/30/2014	(4,101)
United States Treasury Note 6%—10 year	UBS	(2,591)	06/19/2014	294,719
United States Treasury Bond 6%—30 year	UBS	121	06/19/2014	330,473
				$655,647

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

At April 30, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
07/31/2014	State Street	AUD110,018,240	USD95,300,000	$101,575,298	$6,275,298
Chinese Renminbi/United States Dollar
03/10/2015	Credit Suisse	CNY99,408,000	USD16,000,000	15,736,565	(263,435)
03/10/2015	Deutche Bank	CNY88,836,500	USD14,380,000	14,063,067	(316,933)
03/10/2015	HSBC	CNY78,212,500	USD12,500,000	12,381,258	(118,742)
Hong Kong Dollar/United States Dollar
05/14/2014	Standard Chartered Bank	HKD3,101,840	USD400,000	400,095	95
Indonesian Rupiah/United States Dollar
06/12/2014	Goldman Sachs	IDR806,156,700,000	USD69,900,000	69,287,583	(612,417)
Malaysian Ringgit/United States Dollar
06/30/2014	Credit Suisse	MYR149,000,650	USD44,900,000	45,447,595	547,595
Singapore Dollar/United States Dollar
06/16/2014	Standard Chartered Bank	SGD57,679,300	USD46,250,000	46,008,245	(241,755)
Thai Baht/United States Dollar
06/12/2014	Royal Bank of Canada	THB65,505,900	USD2,010,000	2,023,253	13,253
06/30/2014	Goldman Sachs	THB29,136,300	USD870,000	899,251	29,251
				$307,822,210	$5,312,210
Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
05/29/2014	Credit Suisse	USD28,738,798	AUD31,000,000	$28,745,803	$(7,005)
07/31/2014	Credit Suisse	USD84,935,672	AUD92,807,665	85,685,485	(749,813)
United States Dollar/Chinese Renminbi Offshore
10/30/2014	Royal Bank of Canada	USD11,600,000	CNH72,902,566	11,592,112	7,888
United States Dollar/Indian Rupee
05/12/2014	HSBC	USD15,120,000	INR934,128,720	15,464,489	(344,489)
05/12/2014	State Street	USD3,400,000	INR211,174,000	3,495,983	(95,983)
05/12/2014	UBS	USD13,700,000	INR848,715,000	14,050,466	(350,466)
06/09/2014	Royal Bank of Canada	USD2,300,000	INR140,679,500	2,315,176	(15,176)
United States Dollar/Indonesian Rupiah
06/12/2014	Goldman Sachs	USD74,850,000	IDR863,843,850,000	74,245,680	604,320
06/12/2014	HSBC	USD4,800,000	IDR55,704,000,000	4,787,649	12,351
06/12/2014	Standard Chartered Bank	USD16,800,000	IDR193,032,000,000	16,590,721	209,279
United States Dollar/Malaysian Ringgit
06/30/2014	Credit Suisse	USD43,900,000	MYR146,011,400	44,535,826	(635,826)
06/30/2014	Deutsche Bank	USD12,450,000	MYR40,381,575	12,317,030	132,970
06/30/2014	Goldman Sachs	USD24,470,000	MYR79,491,619	24,246,222	223,778
United States Dollar/Philippine Peso
06/16/2014	UBS	USD35,500,000	PHP1,579,454,000	35,402,654	97,346
United States Dollar/Singapore Dollar
06/16/2014	Credit Suisse	USD25,300,000	SGD31,680,660	25,270,271	29,729
06/16/2014	Royal Bank of Canada	USD35,600,000	SGD44,696,156	35,652,161	(52,161)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2014

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/South Korean Won
06/16/2014	Goldman Sachs	USD24,400,000	KRW25,212,520,000	$24,382,597	$17,403
06/16/2014	Royal Bank of Canada	USD2,000,000	KRW2,083,900,000	2,015,304	(15,304)
06/16/2014	State Street	USD97,320,000	KRW101,169,006,000	97,838,817	(518,817)
United States Dollar/Thai Baht
06/30/2014	State Street	USD34,700,000	THB1,128,097,000	34,817,133	(117,133)
06/30/2014	UBS	USD 7,200,000	THB 233,301,600	7,200,527	(527)
				$600,652,106	$(1,567,636)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2014, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
USD	84,000,000	10/31/2016	Barclays Bank	Receive	3-month LIBOR Index	1.42%	$(1,409,837)
USD	66,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	572,962
							$(836,875)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2014

Assets
Investments, at value (cost $2,327,906,495)	$2,319,744,749
Repurchase agreement, at value (cost $10,076,000)	10,076,000
Foreign currency, at value (cost $36,174,337)	36,115,582
Cash at broker for futures contracts	3,701,553
Cash at broker for interest rate swaps	1,050,000
Cash at broker for China A shares	72,923
Cash	1,432
Interest receivable	26,802,147
Unrealized appreciation on forward foreign currency exchange contracts	8,200,556
Receivable for investments sold	3,989,832
Variation margin receivable for futures contracts	659,748
Unrealized appreciation on interest rate swaps	572,962
Prepaid expenses in connection with Revolving Credit Facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	3,560,836
Prepaid expenses in connection with the at-the-market stock offering	219,465
Prepaid expenses	17,425
Total assets	2,414,785,210

Liabilities
Senior secured notes payable (Note 8)	200,000,000
Revolving Credit Facility payable (Note 9)	150,000,000
3-year term loan payable (Note 9)	100,000,000
5-year term loan payable (Note 9)	100,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Payable for investments purchased	22,224,422
Unrealized depreciation on forward foreign currency exchange contracts	4,455,982
Interest payable on Revolving Credit Facility, senior secured notes and term loans	3,215,426
Unrealized depreciation on interest rate swaps	1,409,837
Investment management fees payable (Note 3)	1,121,407
Deferred foreign capital gains tax	284,578
Administration fees payable (Note 3)	229,470
Dividend payable on Series A Mandatory Redeemable Preferred Shares	189,064
Investor relations fees payable (Note 3)	55,731
Director fees payable	40,034
Variation margin payable for futures contracts	4,101
Accrued expenses	321,519
Total liabilities	633,551,571

Net Assets Applicable to Common Shareholders	$1,781,233,639

Composition of Net Assets:
Common stock (par value $.01 per share)	$2,641,154
Paid-in capital in excess of par	1,652,818,405
Distributions in excess of net investment income	(28,629,632)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(148,759,038)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	36,869,016
Accumulated net realized foreign exchange gains	307,842,114
Net unrealized foreign exchange and forward foreign currency contract loss	(41,548,380)
Net Assets Applicable to Common Shareholders	$1,781,233,639
Net asset value per common share based on 264,115,445 shares issued and outstanding	$6.74

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2014

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $501,204)	$54,577,220

Expenses
Investment management fee (Note 3)	6,110,043
Administration fee (Note 3)	1,251,822
Revolving Credit Facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	815,454
Custodian’s fees and expenses	437,006
Investor relations fees and expenses (Note 3)	273,512
Reports to shareholders and proxy solicitation	212,257
Insurance expense	202,725
Directors’ fees and expenses	154,531
Legal fees and expenses	91,307
Transfer agent’s fees and expenses	72,780
Independent auditors’ fees and expenses	67,327
Miscellaneous	148,492
Total operating expenses, excluding interest expense	9,837,256
Interest expense (Notes 8 & 9)	6,660,365
Total operating expenses	16,497,621

Net Investment Income	38,079,599
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	(1,036,980)
Net investment income applicable to common shareholders	37,042,619

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $38,467 capital gains tax)	(1,735,287)
Interest rate swaps	(687,317)
Futures contracts	(3,388,593)
Forward and spot foreign currency exchange contracts	(5,461,110)
Foreign currency transactions	(51,003,656)
(62,275,963)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $100,723 change in deferred capital gains tax)	4,509,828
Interest rate swaps	670,321
Futures contracts	1,529,815
Forward foreign currency exchange contracts	6,122,604
Foreign currency translation	26,913,504
39,746,072
Net loss from investments, interest rate swaps, futures contracts and foreign currencies	(22,529,891)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$14,512,728

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$37,042,619	$79,435,526
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	(5,811,197)	37,439,978
Net realized loss from foreign currency transactions	(56,464,766)	(3,693,314)
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	6,709,964	(124,629,665)
Net change in unrealized appreciation/depreciation on foreign currency translation	33,036,108	(113,658,709)
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	14,512,728	(125,106,184)

Distributions to Common Shareholders from:
Net investment income	(55,914,079)	(111,875,139)
Net decrease in net assets applicable to common shareholders from distributions	(55,914,079)	(111,875,139)

Common Stock Transactions:
Proceeds from the at-the-market stock offering (Note 5)	–	37,174,650
Expenses in connection with the at-the-market stock offering (Note 5)	–	(59,829)
Repurchase of common stock from open market repurchase program of 3,292,483 and 0 shares of common stock, respectively (Note 6)	(19,835,016)	–
Change in net assets from common stock transactions	(19,835,016)	37,114,821
Change in net assets applicable to common shareholders resulting from operations	(61,236,367)	(199,866,502)

Net Assets Applicable to Common Shareholders:
Beginning of period	1,842,470,006	2,042,336,508
End of period (including distributions in excess of net investment income of ($28,629,632) and ($9,758,172), respectively)	$1,781,233,639	$1,842,470,006

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2014

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $5,841,083)	$64,278,529
Operating expenses paid	(16,914,636)
Dividends paid to Series A Mandatory Redeemable Preferred Shares	(1,031,250)
Purchases and sales of short-term portfolio investments, net	32,848,000
Purchases of long-term portfolio investments	(788,569,070)
Proceeds from sales of long-term portfolio investments	863,497,743
Realized losses on forward foreign currency exchange contracts closed	(4,639,252)
Realized losses on interest rate swap transactions	(687,317)
Payments paid to broker for futures contracts	(4,041,971)
Increase in cash collateral held at broker for China A shares	(129)
Decrease in prepaid expenses and other assets	202,725
Net cash provided from operating activities	144,943,372
Cash flows provided from (used for) financing activities
Repurchase of common stock from open market repurchase program	(19,835,016)
Dividends paid to common shareholders	(65,278,796)
Net cash used for financing activities	(85,113,812)
Effect of exchange rate on cash	(51,655,360)
Net increase in cash	8,174,200
Cash at beginning of period	27,942,814
Cash at end of period	$36,117,014

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$14,512,728
Decrease in investments	107,613,187
Net realized loss on investment transactions	1,735,287
Net realized foreign exchange losses	51,825,514
Net change in unrealized appreciation/depreciation on investments, futures contracts and interest rate swaps	(4,509,828)
Net change in unrealized foreign exchange gains/losses	(33,036,108)
Decrease in interest receivable	3,860,226
Increase in receivable for investments sold	(250,960)
Increase in interest payable on Revolving Credit Facility, senior secured notes and term loans	43,860
Increase in dividend payable to preferred shares	5,730
Net change in variation margin on future contracts	(1,529,815)
Net decrease in other assets	202,725
Increase in payable for investments purchased	6,255,529
Net change in unrealized appreciation/depreciation on interest rate swaps	(670,321)
Payments made to broker for futures contracts	(653,378)
Increase in cash collateral at broker for China A shares	(129)
Increase in prepaid expenses in connection with Revolving Credit Facility, senior secured notes, term loans and Series A Preferred Shares	(89,524)
Decrease in accrued expenses and other liabilities	(371,351)
Total adjustments	130,430,644
Net cash provided from operating activities	$144,943,372

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2014 (unaudited)		For the Year Ended October 31,
			2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$6.89		$7.78	$7.48	$7.27	$6.53	$4.91
Net investment income	0.14		0.30	0.36	0.39	0.37	0.35
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.09)		(0.77)	0.36	0.24	0.79	1.73
Total from investment operations applicable to common shareholders	0.05		(0.47)	0.72	0.63	1.16	2.08
Distributions to Series A Mandatory Redeemable Preferred Shares:
Net investment income	–		–	–	–	–	–
Distributions to common shareholders from:
Net investment income	(0.21)		(0.42)	(0.42)	(0.42)	(0.42)	(0.38)
Tax return of capital	–		–	–	–	–	(0.09)
Total distributions to common shareholders	(0.21)		(0.42)	(0.42)	(0.42)	(0.42)	(0.47)
Expenses in connection with the at-the-market stock offering (Note 5)	–		–	–	–	–	–
Impact of at-the-market stock offering (Note 5)	–		–	–	–	–	–
Impact of open market repurchase program (Note 6)	0.01		–	–	–	–	0.01
Net asset value per common share, end of period	$6.74		$6.89	$7.78	$7.48	$7.27	$6.53
Market value, end of period	$6.24		$6.44	$7.90	$6.93	$6.90	$6.04

Total Investment Return Based on(b):
Market value	0.33%		-13.37%	20.47%	6.59%	21.73%	58.26%
Net asset value	1.29%		-5.89% (c)	9.92% (c)	9.20%	18.63%	45.66%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(d):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,781,234		$1,842,470	$2,042,337	$1,951,739	$1,897,181	$1,703,352
Average net assets applicable to common shareholders (000 omitted)	$1,765,857		$1,953,410	$1,965,038	$1,937,986	$1,753,665	$1,457,521
Net operating expenses	1.88%	(e)	1.50%	1.38%	1.49%	1.89%	2.20%
Net operating expenses without reimbursement	1.88%	(e)	1.50%	1.38%	1.49%	1.89%	2.22% (f)
Net operating expenses, excluding interest expense	1.12%	(e)	1.03%	1.01%	1.05%	1.19%	1.37%
Net investment income	4.23%	(e)	4.07%	4.85%	5.30%	5.44%	6.40%
Portfolio turnover	25%		42%	38%	72%	67%	68%
Leverage (senior securities) outstanding (000 omitted)	$550,000		$550,000	$600,000	$600,000	$600,000	$600,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000		$50,000	–	–	–	–
Asset coverage ratio on long-term debt obligations at period end(g)	433%		444%	440%	425%	416%	384%
Asset coverage per $1,000 on long-term debt obligations at period end	$4,330		$4,441	$4,404	$4,253	$4,162	$3,839
Asset coverage ratio on total leverage at period end(h)	397%		407%	–	–	–	–
Asset coverage per share on total leverage at period end	$3,969		$4,071	–	–	–	–

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six months ended April 30, 2014 and for each of the years ended October 31, 2013, 2012, 2011, 2010, and 2009 the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 4.35%, 4.10%, 4.85%, 5.30%, 5.44% and 6.40%, respectively.
(e)	Annualized.
(f)	In 2009, the Fund filed a non-routine proxy to consider the approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, Revolving Credit Facility and term loans.
(h)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2014

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

The Fund is required to value its securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills)

having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Commercial Mortgage Backed Security	$–	$6,161,200	$–
Corporate Bonds	–	1,071,821,087	–
Government Bonds	–	1,240,119,539	–
Residential Mortgage Backed Security	–	1,642,923	–
Total Fixed Income Investments	–	2,319,744,749	–
Short-Term Investment	–	10,076,000	–
Total Investments	$–	$2,329,820,749	$–
Other Financial Instruments
Futures Contracts	$659,748	$–	$–
Forward Foreign Currency Exchange Contracts	–	8,200,556	–
Interest Rate Swap Agreements	–	572,962	–
Total Other Financial Instruments	$659,748	$8,773,518	$–
Total Assets	$659,748	$2,338,594,267	$–
Liabilities
Other Financial Instruments
Futures Contracts	$(4,101)	$–	$–
Forward Foreign Currency Exchange Contracts	–	(4,455,982)	–
Interest Rate Swap Agreements	–	(1,409,837)	–
Total Liabilities – Other Financial Instruments	$(4,101)	$(5,865,819)	$–

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2014, there were no transfers between Levels 1, 2 and 3. For the period ended April 30, 2014, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated

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Notes to Financial Statements (unaudited) (continued)

April 30, 2014

on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $10,076,000 as of April 30, 2014. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2014. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the schedules of investments.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1940 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six months ended April 30, 2014, the Fund used forward contracts to hedge positions in the Australian Dollar, Chinese Yuan Renminbi Offshore, Indonesian Rupiah, Indian Rupee, South Korean Won, Malaysian Ringgit, Philippine Peso, Singapore Dollar and Thai Baht.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the six months ended April 30, 2014, the use of bond futures contracts was primarily to hedge the U.S. interest rate risk.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the six month period ended April 30, 2014, the Fund used interest rate swaps as a tool to hedge the Revolving Credit Facility (as defined below) of the Fund.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master

Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Effective June 10, 2013, certain swaps, including interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, interest rate swaps entered into by the Fund after June 10, 2013 can no longer be traded over-the-counter and became subject to various regulations and rules of the CFTC.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2014:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2014		Period Ended April 30, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$572,962	Unrealized depreciation on interest rate swaps	$1,409,837

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$8,200,556	Unrealized depreciation on forward currency exchange contracts	$4,455,982

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	$659,748	Unrealized depreciation on futures contracts	$4,101
Total		$9,433,266		$5,869,920

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

Financial Assets, Derivative Assets, and Collateral Held by Counterparty as of April 30, 2014:

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
		Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instrument	Collateral Received (1)	Net Amount (not less than 0)
Derivative	Counterparty
Forward Foreign Currency Contracts (2)
	Credit Suisse	$577,324	$(577,324)	$–	$–
	Deutsche Bank	132,970	(132,970)	–	–
	Goldman Sachs	874,752	(612,417)	–	262,335
	HSBC	12,351	(12,351)	–	–
	Royal Bank of Canada	21,141	(21,141)	–	–
	Standard Chartered Bank	209,374	(209,374)	–	–
	State Street	6,275,298	(731,933)	–	5,543,365
	UBS	97,346	(97,346)	–	–

Interest Rate Swaps (2)
	Barclays Bank	572,962	(572,962)	–	–

Futures (2)
	UBS	659,748	(4,101)	(655,647)	–
		$9,433,266	$(2,971,919)	$(655,647)	$5,805,700

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (swaps, forwards and futures) which are not subject to master netting arrangement, or another similar arrangement.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

Financial Assets, Derivative Liabilities, and Collateral Held by Counterparty as of April 30, 2014:

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
		Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instrument	Collateral Received (1)	Net Amount (not less than 0)
Derivative	Counterparty
Forward Foreign Currency Contracts (2)
	Credit Suisse	$1,656,079	$(577,324)	$–	$1,078,755
	Deutsche Bank	316,933	(132,970)	–	183,963
	Goldman Sachs	612,417	(612,417)	–	–
	HSBC	463,231	(12,351)	–	450,880
	Royal Bank of Canada	82,641	(21,141)	–	61,500
	Standard Chartered Bank	241,755	(209,374)	–	32,381
	State Street	731,933	(731,933)	–	–
	UBS	350,993	(97,346)	–	253,647

Interest Rate Swaps (2)
	Barclays Bank	1,409,837	(572,962)	(836,875)	–

Futures (2)
	UBS	4,101	(4,101)	–	–
		$5,869,920	$(2,971,919)	$(836,875)	$2,061,126

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (swaps, forwards and futures) which are not subject to master netting arrangement, or another similar arrangement.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

The Effect of Derivative Instruments on the Statement of Operations

for the Six Months Ended April 30, 2014

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(687,317)	$670,321

Forward foreign exchange contracts (foreign exchange risk)		(4,639,252)	6,122,604

Futures contracts (interest rate risk)		(3,388,593)	1,529,815
Total		$(8,715,162)	$8,322,740

Information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2014. In December 2013, the Fund increased its holdings in 10-year U.S. Treasury Bill futures contracts. In January 2014, the Fund increased its holdings in all of its futures contracts. The quarterly weighted average of contracts and notional values for the Fund’s future positions were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(1,146)	$(107,633,333)
2nd Quarter	(2,013)	(171,133,333)

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the month ended April 30, 2014. The volume of forward contracts varied throughout the period with an average notional value of 516,960,745. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Average Notional Value
1st Quarter	$383,530,000
2nd Quarter	650,391,490

Information about interest rate swaps reflected as of the date of this report is generally indicative of the type and volume of activity for the six months ended April 30, 2014. The overall notional value and volume of interest rate swap positions was unvaried for the period.

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

(f) Credit-Linked Notes:

The Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(h) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the ‘AA’ rating guidelines outlined in Fitch Rating’s closed-end fund criteria, is in excess of 100%, and (ii) the Fund’s asset coverage ratios for the Series A MRPS, as calculated in accordance with the 1940 Act, is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the year may differ from their ultimate characterization for federal income tax purposes.

(i) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, realized currency gains/(losses) are realized from changes in the foreign exchange rates against the Australian Dollar or are a result from the repatriation of Australian Dollars into U.S. Dollars. This may differ substantially from the realized currency gains recognized under GAAP within the financial statements. Furthermore, the Fund’s distribution requirements are calculated on a federal tax basis whereby currency gains/(losses) are considered income and distributed out as such.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2013 are subject to such review.

(j) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

(a) Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of

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Notes to Financial Statements (unaudited) (continued)

April 30, 2014

and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $1,069,632 to the Investment Adviser, with respect to the Fund, during the six months ended April 30, 2014. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager in the amount of $100,000, to be paid in monthly increments.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six months ended April 30, 2014, AAMI earned $1,251,822 from the Fund for administration fees.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended April 30, 2014, the Fund paid fees of approximately $267,136 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2014, were $544,999,092 and $756,536,370, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value common stock. During the six months ended April 30, 2014, the Fund repurchased 3,292,483 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2014, there were 264,115,445 shares of common stock issued and outstanding.

The Fund has filed a “shelf” registration statement with the Securities and Exchange Commission, which became effective on August 17, 2012 and permits the Fund to issue up to $375,000,000 in shares of common stock through one or more public offerings, including at-the-market offerings (“ATM offerings”). The shelf registration is not currently effective and the Fund cannot offer shares for sale until it becomes effective. Shares are only offered through ATM offerings when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised are used for investment purposes. The Fund has entered into a sales agreement with JonesTrading Institutional Services LLC (“JonesTrading”) pursuant to which the Fund may offer and sell up to 25,000,000 of its shares of its common stock through one of more ATM offerings from time to time through JonesTrading Institutional

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

LLC as its agent for the offer and sale of the shares. For the six months ended April 30, 2014 and fiscal year ended October 31, 2013, 0 and 4,790,583 shares, respectively, were sold through ATM offerings made pursuant to the sales agreement. Offering costs were previously capitalized as a prepaid expense. When shares of common stock are sold, a portion of the cost attributable to those shares will be charged to paid-in capital. For the six months ended April 30, 2014, these costs were $0. These costs are noted on the Statements of Changes in Net Assets.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2014 and fiscal year ended October 31, 2013, the Fund repurchased 3,292,483 and 0 shares, respectively, through this program.

7. Preferred Shares

At April 30, 2014, the Fund has 2,000,000 shares of Series A MRPS outstanding with an aggregate liquidation preference of $50,000,000 ($25.00 per share) (the “Series A MRPS”) The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at April 30, 2014.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$49,589,101

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the six months ended April 30, 2014, the Fund paid $1,036,980 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. April 30, 2014, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At April 30, 2014, the Fund had $200,000,000 in aggregate principal amount of senior secured notes rated ‘AAA’ by Fitch Ratings outstanding ($100,000,000 in 3.05% Series A Senior Secured Notes due June 12, 2020 and $100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023) (collectively, the “Notes”). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated Indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured Indebtedness. Noteholders are entitled to receive cash interest payments semi-annually until maturity. The Series A Notes and the Series B Notes accrue interest at annual fixed rates of 3.05% and 3.69%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms of the Notes and is not able to cure the coverage deficiency by the applicable deadline.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at April 30, 2014.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series A	June 12, 2020	3.05%	$100,000,000	$99,383,659
Series B	June 12, 2023	3.69%	$100,000,000	$99,642,732

9. Credit Facilities

On April 9, 2014, the Fund renewed its credit agreement providing for a $150,000,000 senior secured revolving credit facility (the “Revolving Credit Facility”) with a syndicate of banks with Bank of America Merrill Lynch, N.A., acting as administrative agent. On June 12, 2013 the Fund entered into a term loan agreement (the “Term Loan Agreement”) providing for $200,000,000 of senior secured term loans (the “Term Loan Facility”) from Bank of America, N.A. At April 30, 2014 the Fund had $150,000,000 outstanding under the Revolving Credit Facility and $200,000,000 outstanding under the Term Loan Facility. Under the terms of the Revolving Credit Facility and the Term Loan Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the six months ended April 30, 2014, the average interest rate on the Revolving Credit Facility was 1.032% and the average balance of the Revolving Credit Facility was $150,000,000. Pursuant to the Term Loan Agreement, there is a $100,000,000 term loan facility which accrues interest at 2.80% per annum (the “Term A Facility”) and a $100,000,000 term loan facility which accrues interest at 2.16% per annum (the “Term B Facility”; the Term A Facility and the Term B Facility defined herein as the “Term Loan Facility”). For the six months ended April 30, 2014, the average interest rate on the Term Loan Facility was 2.48% and the average balance of the Term Loan Facility was $200,000,000. The interest expense is accrued on a daily basis and is payable on a monthly basis or on the last date of the respective

LIBOR period, as applicable, for the Revolving Credit Facility, and payable on the last business day of each March, June, September, December and the maturity date for the Term Loan Facility.

The estimated fair value of each Term Loan Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each Term Loan Facility outstanding at April 30, 2014.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Term A Facility	June 12, 2018	2.80%	$100,000,000	$101,254,031
Term B Facility	June 12, 2016	2.16%	$100,000,000	$101,282,667

The Revolving Credit Facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. The Term A Facility and the Term B Facility have 5- and 3-year terms, respectively. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The estimated fair value of the Revolving Credit Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2014.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
April 9, 2017	1.18%	$150,000,000	$146,514,373

10. Risks of Leveraged Capital Structure

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the Noteholders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement or the securities purchase agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2014, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the six months ended April 30, 2014, the Fund incurred fees of approximately $768,527 for the Revolving Credit Facility, Term Loan Facility and Notes.

11. Portfolio Investment Risks

(a) Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

(b) Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(c) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d) Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2014

(e) Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

13. Tax Information:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$2,311,063,813	$47,680,867	$(28,923,931)	$18,756,936

14. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of April 30, 2014.

On May 9, 2014 and June 10, 2014, the Fund announced that it will pay on May 30, 2014 and June 30, 2014 a distribution of $0.035 per share to all shareholders of record as of May 21, 2014 and June 23, 2014, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 27, 2014 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one director to serve as Class II director (Common & Preferred) for three year terms or until their successors are duly elected and qualify:

	Votes For	Votes Withheld
P. Gerald Malone	214,448,304	8,890,574

2. To elect two directors to serve as Preferred Directors for a three year term ending 2017 (Sacks) and a one year term ending 2015 (Potter) or until their successors are duly elected and qualify:

	Votes For	Votes Withheld
Peter D. Sacks	2,000,000	–
William J. Potter	2,000,000	–

Directors whose term of office continued beyond this meeting are as follows: Martin J. Gilbert, John T. Sheehy and Neville J. Miles.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Kenneth Akintewe, Vice President

Adam McCabe, Vice President

Nick Bishop, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2014, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services We invite you to enroll today.

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

Enroll today

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Enroll in our e-mail services and be among the first to receive information regarding your investments. Complete the enclosed card and return in the postage-paid envelope or sign-up today online. Please visit Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Contact us:

1. Enroll in Investor Relations services at:

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2. Call us toll free at 1-866-839-5205 in the U.S.,

3. Email us at InvestorRelations@aberdeen-asset.com

4. Visit www.aberdeen-asset.us/cef

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By enrolling in this convenient service, you will receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements.

There’s never been a faster, simple or more environmentally-friendly way to receive your investment information.

To enroll in electronic delivery, follow these simple steps:

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We discover more.

Aberdeen’s Asia Pacific Closed-End Funds

When you invest halfway around the world, it’s good to know someone is there aiming to locate quality investments for you.

At Aberdeen, our equity teams make a point of meeting every company in whose shares we might look to invest. From Japan to Singapore, from China to Vietnam, we go wherever is required to get to know companies on-the-ground, face-to-face. Which is how we have built a strong record of investing in quality Asian companies. We believe the Asia-Pacific region represents one of the world’s strongest growing economic regions and the prospects for income and appreciation have rarely looked better.

Speak with your financial advisor or wealth manager today about potential Asian investment opportunities.

For more information, contact our Investor Relations team at 800-522-5465 or e-mail us at Investor Relations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

FAX – SEMI-ANNUAL

We discover more.

Aberdeen’s Asia Pacific Closed-End Funds

When you invest halfway around the world, it’s good to know someone is there aiming to locate quality investments for you.

At Aberdeen, our equity teams make a point of meeting every company in whose shares we might look to invest. From Japan to Singapore, from China to Vietnam, we go wherever is required to get to know companies on-the-ground, face-to-face. Which is how we have built a strong record of investing in quality Asian companies. We believe the Asia-Pacific region represents one of the world’s strongest growing economic regions and the prospects for income and appreciation have rarely looked better.

Speak with your financial advisor or wealth manager today about potential Asian investment opportunities.

For more information, contact our Investor Relations team at 800-522-5465 or e-mail us at Investor Relations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

FAX – SEMI-ANNUAL

Item 2 – Code of Ethics.

Not applicable to this filing.

Item 3 – Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 – Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not required to be included in this filing

(b)	During the period ended April 30, 2014, there was a change to the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 6, 2014.

Effective January 21, 2014, Victor Rodriguez replaced Anthony Michael as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio and joined Nick Bishop, Adam McCabe, Kenneth Akintewe, and Thu Ha Chow.

(a)(1) The information in the table below is as of July 3, 2014.

Individual & Position	Services Rendered	Past Business Experience
Victor Rodriguez Senior Portfolio Manager	Responsible for management and investment performance of Aberdeen’s Non-Japan Asia fixed income and capital market products.	Victor Rodriguez is a Senior Portfolio Manager on the Asia Pacific fixed income team and has been a Vice President of the Fund since 2009. Mr. Rodriguez has been part of the Asia Pacific fixed income team since 2009 when he joined Aberdeen following the acquisition of Credit Suisse Asset Management (Australia) Limited.

(a)(2) The information in the table below is as of March 31, 2014.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Victor Rodriguez	Registered Investment Companies	4	$2,771.33	0	$0
	Pooled Investment Vehicles	33	$3,665.60	0	$0
	Other Accounts	67	$14,188.54	1	$151.78

Total assets are as of March 31, 2014 and have been translated to U.S. dollars at a rate of £1.00 = $1.67.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage conflicts of interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen Asset Management PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.

In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year—January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2014
Victor Rodriguez	None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2013 through November 30, 2013	None	None	None	26,740,793
December 1, 2013 through December 31, 2013	None	None	None	26,740,793
January 1, 2014 through January 31, 2014	450,000	$5.85	450,000	26,695,793
February 1, 2014 through February 28, 2014	992,483	$5.95	1,342,483	26,596,544
March 1, 2014 through March 31, 2014	1,050,000	$6.02	2,492,483	26,491,544
April 1, 2014 through April 30, 2014	800,000	$6.14	3,292,483	26,411,544
Total	3,292,483	$6.00	—	—

[1]	The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2014, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c) A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 3, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 3, 2014

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5) and 12(c)(6) Distribution notice to stockholders